Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT TO COMPREHENSIVE BEVERAGE AGREEMENT

This Amendment to Comprehensive Beverage Agreement (this “Amendment”) is entered into as of June 1, 2015 by and between The Coca-Cola Company, a Delaware corporation (“Company”), Coca-Cola Refreshments USA, Inc. (“CCR”), a wholly owned subsidiary of Company, and Coca-Cola Bottling Co. Consolidated, a Delaware corporation (“Bottler”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement (as hereinafter defined and as amended hereby), and revision marking showing modifications to the original Agreement are for convenience of reference only and do not form a part of the Agreement, as amended hereby.

RECITALS

WHEREAS, Company, CCR and Bottler are parties to that certain Comprehensive Beverage Agreement (the “Agreement”), having an effective date of May 23, 2014; and

WHEREAS, Company, CCR and Bottler now wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of these promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.The parties hereto hereby amend the Agreement by deleting Schedule 1 in its entirety and replacing it with the Schedule 1 that is set forth on Exhibit A, attached hereto.

2.Other than as expressly amended by this Amendment, the Agreement will continue in effect in accordance with its terms.

3.This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to principles of conflict of laws.

4.This Amendment may be signed in counterparts, which together shall constitute one agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized representatives as of the date first written above.

THE COCA-COLA COMPANY

By: /s/ J. Alexander M. Douglas, Jr.
Authorized Representative

COCA-COLA REFRESHMENTS USA, INC.

By: /s/ J. Alexander M. Douglas, Jr.
Authorized Representative

COCA-COLA BOTTLING CO. CONSOLIDATED

By: /s/ James E. Harris
Authorized Representative

Signature Page to Amendment to Comprehensive Beverage Agreement

EXHIBIT A

SCHEDULE 1

Sub-bottler Payments

Bottler will pay to CCR on a quarterly basis a “Sub-bottling Payment,” based upon sales in the Territory by Bottler of (i) Covered Beverages and post-mix, syrups and concentrates packaged in bag in the box (BIB) that are identified by the primary Trademark that also identifies a Covered Beverage, (ii) Related Products, and, as applicable, (iii) products identified by trademarks owned by or licensed to [***], its successors or assigns [***], (iv) products identified by trademarks owned by or licensed to [***], its successors or assigns [***], and (v) post-mix, syrups and concentrates, whether packaged in bag in the box (BIB) or in cartridge format, that are identified by the primary Trademark that also identifies a Permitted Beverage Product if such products are sold in that portion of the Territory where Bottler distributes such Permitted Beverage Product in Beverage form as of the Effective Date (the “Sub-bottling Payment Products”); provided that the calculation of the Sub-bottling Payment will not include sales in the Territory by Bottler of any [***] for which Bottler acquired distribution rights directly from [***] or any Person other than Company, CCR, or another Company Owned Distributor, so long as Bottler pays to [***] any costs of termination in connection with such acquisition and executes with [***], its successors or assigns, a distribution agreement for the Territory  that requires Bottler to pay to Company a facilitation fee based on the sales of such products in the Territory, which facilitation fee is consistent with the facilitation fee paid by other U.S. Coca-Cola bottlers operating under a similar distribution agreement.

The amount of the Sub-bottling Payment will be calculated for each fiscal quarter by [***] by the [***] set forth in Schedule 1.1 corresponding to the [***].

Bottler will provide to CCR, within fifteen (15) business days after the end of CCR's fiscal quarter, such information in the form of Schedule 1.2.  CCR will treat such information in accordance with the confidentiality provisions of Paragraph 50 of this Agreement.

CCR will calculate and invoice Bottler for the Sub-bottling Payment within twenty (20) days after the end of each fiscal quarter. The Sub-bottling Payment will be due and payable by Bottler to CCR within ten (10) days after the Bottler’s receipt of such invoice.  Payment of the invoice will be made in cash by wire transfer or through such other payment method as agreed in writing by the parties.

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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

To avoid confusion the equation expressed in the immediately preceding paragraph is:

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Schedule 1.1
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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.1
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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.1
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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.1
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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.1
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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.1
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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.1
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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.2

Form of Sub-bottling Payment information to be provided by Bottler to CCR.

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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.